Deloitte Touche Tohmatsu ABN 74 490 121 060 Grosvenor Place 225 George Street Sydney, NSW, 2000 Australia Tel: +61 2 9322 7000 www.deloitte.com.au

4 May 2022

Andrew Marsden

Chief Treasury Officer

RESIMAC Limited

Level 9, 45 Clarence Street

Sydney, NSW 2000

(the "Issuer")

Dear Andrew,

Agreed-Upon Procedures Report on the proposed securitisation of a pool of residential mortgage loans into the RESIMAC Bastille Trust in respect of RESIMAC Series 2022-1NC

Purpose of this Agreed-Upon Procedures Report and Restriction on Use

Our report is solely for the purpose of assisting you, in combination with any other information obtained by you, to assess the loan file data relating to the proposed securitisation transaction of a pool of residential mortgage loans into the RESIMAC Bastille Trust in respect of RESIMAC Series 2022-1NC (the “Transaction”) and may not be suitable for another purpose. As required by Australian Standard on Related Services ASRS 4400 Agreed-Upon Procedures Engagements, distribution and use of this report is restricted to you. Accordingly, we expressly disclaim and do not accept any responsibility or liability to any party other than you for any consequences of reliance on this report for any purpose.

However notwithstanding the above, we understand that a copy of this report has been requested by the Barrenjoey Markets Pty Limited, Citigroup Global Markets Australia Pty Ltd, Commonwealth Bank of Australia, Deutsche Bank AG, Sydney Branch, nabSecurities, LLC and National Australia Bank Limited (the “Underwriters”) for the purpose of assessing the loan file data relating to the Transaction. We agree that a copy of this report may be provided to the Underwriters for their information in connection with this purpose but only on the basis that the Underwriter executes an agreement with us in the form agreed separately between the Underwriters and us which sets out the basis on which we are prepared to grant them access to a copy of this report.

Access to our report will be restricted to you and the Underwriters, and all other parties will be excluded from accessing the report, unless you are required to furnish or post our report in connection with Rules 15Ga-2 and 17g-10 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”). None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognised statistical rating organisation.

We understand that you may be asked by the Reserve Bank of Australia (“RBA”) to provide details of any external due diligence performed on the pool to indicate that such details have been verified and are correct.

Deloitte refers to one or more of Deloitte Touche Tohmatsu Limited (“DTTL”), its global network of member firms, and their related entities (collectively, the “Deloitte organisation”). DTTL (also referred to as “Deloitte Global”) and each of its member firms and related entities are legally separate and independent entities, which cannot obligate or bind each other in respect of third parties. DTTL and each DTTL member firm and related entity is liable only for its own acts and omissions, and not those of each other. DTTL does not provide services to clients. Please see www.deloitte.com/about to learn more.

Liability limited by a scheme approved under Professional Standards Legislation.

Member of Deloitte Asia Pacific Limited and the Deloitte organisation.

© 2022 Deloitte Touche Tohmatsu.

The wording that we consent to you using in your response to such a request, and to which you hereby agree to use, is as follows:

“RESIMAC Limited engaged an independent third party to perform certain agreed-upon procedures under the Australian Auditing Standard on Related Services ASRS 4400 Agreed-Upon Procedures Engagements (“AUPs”). The procedures included comparing certain information on the loan documentation to the information in the loan data file and the information in the loan system. RESIMAC Limited received and reviewed the report of factual findings in relation to the AUPs as part of our overall evaluation of the accuracy of stated details regarding the loans in the pool.”

Please contact us if you wish to propose any changes to this wording.

Responsibilities of Management of RESIMAC Limited

You have acknowledged that the agreed-upon procedures are appropriate for the purpose of the engagement.

You are responsible for the subject matter on which the agreed-upon procedures are performed.

Practitioner’s Responsibilities

We have conducted the agreed-upon procedures engagement in accordance with the Australian Standard on Related Services ASRS 4400 Agreed-Upon Procedures Engagements.

An agreed-upon procedures engagement involves us performing the procedures that have been agreed with you, and reporting the findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures. This agreed-upon procedures engagement is not an assurance engagement. Accordingly, we do not express an opinion or an assurance conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

Professional Ethics and Quality Control

We have complied with the relevant ethical requirements of the Accounting Professional & Ethical Standards Board Code of Ethics for Professional Accountants (including Independence Standards) (the Code), including the fundamental principle of objectivity. As we provide Audit Services to RESIMAC Limited , we also comply with the independence requirements in Part 4A of the Code.

Our firm applies Australian Standard on Quality Control ASQC 1 Quality Control for Firms that Perform Audits and Reviews of Financial Reports, and Other Assurance Engagements and Related Services Engagements, and accordingly, maintains a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Procedures and Findings

We have performed the procedures which were agreed with you on the proposed securitisation of a pool of residential mortgage loans into the RESIMAC Bastille Trust in respect of RESIMAC Series 2022-1NC. The procedures performed and the findings obtained are set out in Appendix 1 of this report.

DELOITTE TOUCHE TOHMATSU

Heather Baister

Partner

Chartered Accountants

Sydney, 4 May 2022

Appendix 1 of Agreed Upon Procedures Report —Findings

The procedures we performed were divided into four parts, A to D.

We have performed the following procedures in respect of a randomly selected sample of loans selected from the pool cut dated 28 March 2022, provided by the Issuer on 7 April 2022 (“the Indicative Pool”). At your request, the sample size is 153 loans (“the Initial Samples”).

In addition, we have performed the following procedures in respect of a randomly selected sample of loans from an updated pool cut dated 19 April 2022, provided by the Issuer on 2 May 2022 (the “Final Pool”). At your request, we have randomly selected an additional 25 samples from the Final Pool (“the Additional Samples”). We were informed by the Issuer that 2 samples from the Initial Sample have been removed from the Final Pool as indicated in Appendix B (List of Sample Assets Loan Numbers Selected from the Indicative Pool for the Initial Samples). We report the result of our procedures in relation to those.

The procedures have been performed using scanned versions, screen shots or photocopies of the relevant documents. We will not test or verify the authenticity, accuracy or completeness of these documents or files.

For each loan file in the sample listed in Appendix 2, we performed the following procedures using the Indicative Pool for the Initial Samples and the Final Pool for the Additional Samples (together the Respective Pools, and the Samples).

PART A — Pool Procedures

For each loan file in the Samples, we agreed the following electronic data fields in the Respective Pools to the documentation described below in the loan files:

Procedures	Findings
1. Loan purpose, as per the “LOAN PURPOSE” field, to the loan application or Credit Assessment Notes. If not specified on the loan application, occupancy type will be deemed “OWNER OCCUPIED” if the residential and security address are the same on the loan application;	No exceptions noted.
2. Settlement date, as per the “SETTLEMENT DATE” field, to the date of the compliance certificate;	Three exceptions noted:
	Loan ID	Portion	Settlement Date per Pool	Settlement Date per compliance certificate
	10098-24	A	21/10/2021	18/10/2021
	10098-24	B	21/10/2021	18/10/2021
	32428-6	A	28/03/2022	29/03/2022
3. Original loan amount, as per the “Total Loan Amount” field, to the loan	Two exceptions noted.

agreement and any loan variation agreements or email confirmation of discharge from Credit officer in case of partial discharge. A differences threshold of <$1,000 determined by the Issuer is allowable as a non-exception between the Respective Pools and loan variation agreements.

	Loan ID	Portion	Original loan amount per Pool	Original loan amount per source documents
If the Original loan amount, as per the “Total Loan Amount”field, does	33605-303206	A	$680,000.00	$340,000.00
not agree to the source documents noted above due to a hardship	3117-5211	C	$1,438,364.00	$1,476,865.00
capitalisation of missed payments, agree the Total Loan Amount to the hardship approval system notes and report the number of samples impacted.	Additionally, 4 samples were impacted by a hardship agreement.
4. Interest only period, as per the “END DATE FOR INTEREST ONLY” field to the loan agreement or letter of variation;	No exceptions noted.
5. Maturity date, as per the “MATURITY DATE” field, as being the settlement date plus the term in the loan agreement;	Three exceptions noted:
	Loan ID	Portion	Maturity Date per Pool	Maturity Date per recalculation
	10098-24	A	21/10/2051	18/10/2051
	10098-24	B	21/10/2051	18/10/2051
	32428-6	A	28/03/2052	29/03/2052
These exceptions are driven by the findings noted in procedure 2, Part A.

Procedures	Findings
6. Postcode of each of the security properties, as per the “1ST	One exception noted:
SECURITY POSTCODE”, “2ND SECURITY POSTCODE”, “3RD SECURITY POSTCODE”, “4TH SECURITY POSTCODE”, “5TH SECURITY POSTCODE”, “6TH SECURITY POSTCODE”, to the relevant valuation reports.	Loan ID	Portion	2nd security postcode per Pool	2nd security postcode per valuation
	33605-303206	A	7250	n/a
We have been informed by Resimac that this sample does not have a second security. We have not performed any procedures on this statement.
7. Valuation of each of the security properties, as per the “1ST	One exception noted:
SECURITY VALUATION”, “2ND SECURITY VALUATION”, “3RD SECURITY VALUATION”, “4TH SECURITY VALUATION”, “5TH SECURITY VALUATION”, “6TH SECURITY VALUATION” to the relevant valuation reports;	Loan ID	Portion	2nd security valuation per Pool	2nd security valuation per valuation
	33605-303206	A	$790,000.00	n/a
See procedure 6 (Part A) for explanation provided by Resimac.
8. Security type of each security property as per the “1ST SECURITY	Five exceptions noted:
TYPE”, “2ND SECURITY TYPE”, “3RD SECURITY TYPE”, “4TH SECURITY TYPE”, “5TH SECURITY TYPE”, “6TH SECURITY TYPE” to the relevant valuation reports based on the following	Loan ID	Portion	Security type per Pool	Security type per valuation report
classifications:	12107-5	A	T	Unit
a. Freestanding, Residential and Semi-Detached property types	32335-303823	O	F	Townhouse
are classified as a ‘House’ or ‘Dwelling’ security type;	31406-303348	O	F	Unit
b. Units and Villas are classified as a ‘Unit’ security type; c. Townhouses are classified as either a ‘Unit’ or ‘House’ security type;	33814-7	B	T	Freestanding House
d. Detached Units are classified as a `House’;	We have been informed by Resimac that these exceptions have subsequently been rectified. We have not performed any procedures on this statement.
	Loan ID	Portion	2nd security type per Pool	2nd security type per valuation
	33605-303206	A	F	n/a
See procedure 6 (Part A) for explanation provided by Resimac.

Procedures	Findings

9. Borrower employment status as per the “EMPLOYMENT SERVICEABILITY TYPE – BORROWER 1” to the Loan Application for all loans settled after 31 July 2011. This procedure is not applicable for samples noted as being to a Company or Trust in field “CPY OR TRST”;

No exceptions noted.
10. Loan documentation type as per the “LODOC” field, to the loan agreement confirming whether the loan is a full documentation loan or low documentation loan depending on loan product type[1].	No exceptions noted.

1 We have been advised by the Issuer that the following product types are considered low documentation loans: Prime Alt Doc, Alt Doc, Specialist Alt Doc Clear and Specialist Alt Doc, with all other product types considered full documentation loans.

PART B — Eligibility Criteria Procedures

For each loan in the Samples, we performed the following procedures:

Procedures	Findings
1. Observe that the current LVR as per the Respective Pools is not more than 98%.	No exceptions noted.

2. Inspect that a Solicitors Compliance Certificate or Title Insurance Settlement Confirmation in respect of the selected loan is included in the security source documents, or located on the Image Management system at RESIMAC.

No exceptions noted.
3. Compare the days in arrears as per the “NO OF DAYS IN ARREARS” per the Respective Pools to the arrears reconciliation section on the MTS portal as at the date of the Respective Pools.	No exceptions noted.
4. Compare the current Balance as per “LOAN BALANCE” per the Respective Pools to the loan balance portal in MTS.	No exceptions noted.

5. If the loan is a low documentation loan as per “LODOC” field being “Y” per the Respective Pools, agree that a completed Declaration of Financial status is included in the security source documents, or located on the Image Management system at RESIMAC.

No exceptions noted

PART C — Valuation Procedures (applicable for loans settled after 1 June 2013)

For each loan in the Samples with a settlement date after 1 June 2013 as evidenced in the Respective Pools, we performed the following procedures:

Procedures

1. Inspect that the valuation is not more than 3 months old (90 days) at the date of settlement of the loan unless valuation report of up to 180 days old at settlement has been accepted subject to appropriate DLA approval as evidenced on the RUS portal.

No exceptions noted.
2. Inspect that the valuation is provided in a standard API format which includes the following[1]: • Market value ‘as is’ • Rental Value • Replacement Insurance Value • Evidence of 3 recent sales	No exceptions noted.

1 This procedure was not performed for desktop valuations.

PART D — Income Verification Procedures

For each loan in the Samples with a settlement date after 31 July 2011 as evidenced in the Respective Pools, we performed the following procedures:

•	Only sample asset designated as “N” per the field “LODOC?” in the Pool were included for the purposes of Procedures D1-D3.

Procedures	Findings

1. For any sample asset designated as PAYG per the field Employment Serviceability Type in the Respective Pools with a settlement date on or after 30 September 2012, inspect that the following income evidence can be sighted on the MTS Portal:

• Two of the three most recent payslips, or

• Three months statements from a financial institution showing regular salary credits

If none of the above documents are available, obtain the following for each applicant:

• One payslip, and

• The latest PAYG Payment Summary (Group Certificate) or Tax Assessment Notice

One exception noted: • Loan ID: 5980-244 – only 1 payslip could be sighted on the MTS portal for Applicant 2

2. For any sample asset designated as PAYG per the field Employment Serviceability Type in the Respective Pools with a settlement date prior to 30 September 2012, inspect that the following income evidence can be sighted on the MTS Portal:

• Two of the three most recent payslips, or

• A letter from the employer on official letter head (PO Box and mobile contact numbers are unacceptable), signed and dated confirming employment status, position, base salary or total salary package and breakdown, commencement date or length of employment, and

• The latest PAYG Payment Summary (Group Certificate) or Tax Assessment Notice

No exceptions noted.

3. For any sample asset designated as Self Employed / or designated as CO (Company or Trust Borrower) (blank ones) as per the field Employment Serviceability Type in the Respective Pools, inspect that the following income evidence can be sighted on the MTS Portal:

• Most recent Tax Assessment Notice; and

• Financial statements for 2 years.

No exceptions noted.

4. For any sample asset designated as “Y” per the field “LODOC” in the Respective Pools, inspect that the following income declaration and evidence can be sighted on the MTS Portal:

• Declaration of Financial Status, and

• 3 months business bank statements (main transactional account), or

• 6 months BAS Statements, or

• An Accountant’s letter/verification.

No exceptions noted

Procedures	Findings

5. Where an applicant has rental-based income noted on MTS Portal inspect that one of the following income evidence can be sighted on the MTS Portal:

• Rental opinion from a real estate agent in the form of a letter, or

• Rental statement from the managing agent, or

• Copy of current lease or tenancy agreement for properties already tenanted with bank statements confirming rental deposits for private agreements, or

• Bank statements confirming rental payment, or

• A taxation return showing declared income, or

• Rental opinion from a Resimac approved Panel Valuer in the form of a valuation addressed to RESIMAC Limited, or

• If the property is vacant, Resimac will rely on the lower of an agent’s market appraisal or rental amount as per the valuation report.

No exceptions noted.

6. Where an applicant has a Court Order mandating that the applicant receive maintenance payments as noted in MTS Portal, inspect that the following income evidence can be sighted on the MTS Portal:

• Proof of receipt of maintenance for a continuous period of at least 3 months by way of bank statements or a child support agency statement, or

• Child Support Agency letter to confirm the maintenance agreement.

No exceptions noted.
7. Where an applicant has a Centrelink Pension as noted on MTS Portal, inspect that the evidence of a letter from Centrelink verifying pension details can be sighted on the MTS Portal.	No exceptions noted

Appendix 2 – List of Sample Assets Loan Numbers Selected from the Indicative Pool for the Initial Samples Sample

Sample	Loan ID	Portion Number	Sample	Loan ID	Portion Number
1	8117-9051	A	54	36964-1	A
2	10379-10	B	55	39389-303907	O
3	38315-10	B	56	10124-9	A
4	10630-98	O	57	1399-1616	B
5	35791-300551	O	58	6481-1	A
6	3117-2030	O	59	3250-304377	O
7	10120-8	A	60 D	30069-304470	A
8	12721-1	A	61	12408-3	O
9	1399-1591	O	62	318-132	O
10	10076-10	O	63	32483-37	O
11	37568-302218	A	64	35480-300357	O
12	3760-662	B	65	3250-26836	O
13	35791-300373	O	66	36226-1	A
14 E	12107-5	A	67	37310-15	B
15	32579-302536	O	68	36105-18	O
16	12504-1	C	69	7201-5	O
17	38048-5	A	70	12019-2	O
18	33450-5	A	71	10200-10	A
19	499-48	B	72 E	5980-244	A
20	10172-8	B	73	34789-2	B
21	32814-304002	O	74	6601-41	A
22	37976-1	A	75 E	32428-6	A
23	3383-44	A	76	35359-14	O
24	10179-3	A	77	11317-7	A
25	10319-9	A	78	10899-2	A
26	8183-67300	O	79	1399-1525	A
27	2737-277	B	80 E	32335-303823	O
28	35863-12	O	81	2171-142	A
29	36105-15	A	82	1633-153	B
30 E	10098-24	A	83	3760-685	O
31	31914-4	A	84	36310-1	A
32	38888-3	A	85	35434-10	A
33	33700-302690	O	86 E	31406-303348	O
34	40288-5	B	87	32008-13	A
35	33327-1	O	88	3866-14	A
36	2094-11032	A	89	32978-4	B
37	3117-1656	A	90 D	36203-9	B
38	31974-5	A	91	33542-302856	O
39	130-6	O	92	10763-7	A
40	30084-305212	A	93	1642-78	O
41	8183-469	A	94	35480-300357	A
42	40301-6	A	95	1399-102	A
43	6853-85	O	96	3760-299	O
44	2737-277	A	97	32618-303806	O
45	12040-2	O	98	35366-21	O
46	37761-6	O	99	12648-1	A
47	1399-260	O	100	10098-37	A
48	10098-34	A	101	36564-5	B
49	5685-304207	A	102	10711-47	O
50	30477-8	A	103	41-10	O
51	30064-2	O	104	10253-11	B
52	10098-35	A	105	3117-1363	B
53 E	10098-24	B	106	537-12	A

Sample	Loan ID	Portion Number	Sample	Loan ID	Portion Number
107	31396-302537	A	131	10630-43	O
108	1642-92	O	132	4489-13	A
109	1642-77	A	133	35969-2	A
110	32011-4	B	134	10982-2	O
111	1217-300275	A	135	216-36	A
112	10076-11	O	136	11163-11	A
113	6001-305919	O	137	11155-3	O
114	35791-43	A	138	12650-304926	A
115	231-155	A	139	10630-122	O
116	33624-3	A	140	33020-1	O
117	10711-47	A	141	30069-305328	O
118	8107-32	A	142 E	33814-7	B
119	30244-304065	A	143	31901-302339	O
120	11256-5	O	144	7085-75	A
121	496-280	A	145	31-10	C
122	35863-12	D	146	10630-73	O
123	30069-17	O	147	10076-7	O
124	38078-3	O	148	32844-23	A
125	30952-10	A	149	6303-3	A
126	37900-3	C	150	1399-238	A
127	34573-4	A	151	12409-3	A
128	11030-305249	O	152	6001-354	A
129	35661-302492	A	153	38610-4	A
130	10874-14	A

D	Sample discharged
E	Exception noted

List of Sample Assets Loan Numbers Selected from the Final Pool for the Additional Samples

Sample	Loan ID	Portion Number	Sample	Loan ID	Portion Number
154	38608-4	O	167	3117-1497	A
155 E	33605-303206	A	168	37100-305927	A
156	12689-1	A	169 E	3117-5211	C
157	31434-4	A	170	552-63	O
158	2353-65	B	171	39137-18	O
159	35906-8	O	172	216-58	C
160	33208-2	O	173	6497-56	O
161	33680-6	O	174	11255-3	A
162	35791-305156	A	175	35742-1	A
163	32675-1	A	176	31898-18	A
164	38957-3	A	177	32335-1	A
165	35257-304240	A	178	3117-2236	A
166	11899-305737	B

E	Exception noted